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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated July 30, 1998 included in this Form 8-K into the Company's previously filed Registration Statements on Form S-8 (File No. 333-41921 and File No. 333-45323).


/s/ Arthur Andersen LLP

Atlanta, Georgia
September 15, 1998
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